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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported)             FEBRUARY 1, 2001
                                                --------------------------------


                          LIBERTY LIVEWIRE CORPORATION
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             (Exact name of registrant as specified in its charter)


          DELAWARE                     0-1461                   13-1679856
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(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)           Identification No.)


                  520 BROADWAY, SANTA MONICA, CALIFORNIA 90401
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               (Address of principal executive offices) (Zip Code)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (310) 434-7000
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          (Former name or former address, if changed from last report)


Exhibit index located on page 3.




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                          LIBERTY LIVEWIRE CORPORATION


                                    FORM 8-K


                                FEBRUARY 1, 2001


                            ------------------------

                                TABLE OF CONTENTS


Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.                  Page 2

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS.

         a.       Financial Statements of business acquired

                           Item 7(a) has been omitted due to the
                           Impracticality of filing the required
                           audited financial statements at the time of filing this report on Form 8-K. Item 7(a) will be filed on Form 8 within 60 days after the required filing date of this report.

         b.       Pro forma condensed financial information

                           Item 7(b) has been omitted due to the
                           Impracticality of filing the required pro forma information at the time of filing this report on Form 8-K. Item 7(b) will be filed on Form 8 within 60 days after the required filing date of this report.

         c.       Exhibit Index                                  Page 3


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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On February 1, 2001 (the "Closing Date"), the registrant, Liberty Livewire Corporation (the "Registrant") acquired substantially all the assets of the business unit known as "Group W Network Services" from Viacom, Inc. ("Viacom") and certain affiliates of Viacom described below. The assets acquired by the Registrant in such transaction (collectively, the "Acquired Assets") include (i) substantially all the U.S. assets of Group W Network Services as a going concern and (ii) 100% of the outstanding capital stock of Asia Broadcast Centre Pte., Ltd. And Group W Yarra Broadcast Pte., Ltd. (collectively, the "Singapore Corporations").

         The Registrant acquired the Acquired Assets pursuant to a Purchase Agreement dated October 23, 2000 among Viacom, Westinghouse Electric G.m.b.H., Westinghouse CBS Holding Company, Inc and CBS Broadcasting Inc. (collectively, the "Sellers"), the Registrant and GWNS Acquisition Sub, Inc., a wholly owned subsidiary of the Registrant ("Livewire Sub" and, together with the Registrant, the "Purchasers") for an aggregate consideration of $116,527, 480. In connection with certain post-closing adjustments to be made within 90 days after the Closing Date, such purchase price shall be increased by the amount by which working capital, as defined in the Agreement, as of the Closing Date exceeds $589,000 and decreased by the amount by which $589,000 exceeds Closing Date working capital, as so defined. Additionally, on the Closing Date, in accordance with the Agreement, the Sellers made a cash payment to the Registrant in the amount of $1,418,649 representing a termination fee received from Discovery Ventures, LLC. Cash in the amount of $109,167,480 was used to acquire the assets and to pay down debt and $7,360,000 of the aggregate purchase price represents the assumption of debt.

         The Registrant financed the acquisition primarily pursuant to its convertible debt facility with its parent, Liberty Media Corporation together with borrowings from the Registrant's institutional lenders.

         The Registrant provides a wide range of traditional audio and video post-production, transmission, library services, Internet hosting, and audio/video distribution services via satellite and fiber to worldwide clients in the feature film, television and advertising industries. The Registrant also provides interactive television service under the brand name HyperTV-Registered Trademark-. The Registrant has locations in Los Angeles, New York, Atlanta, London, Miami, Mexico City, San Francisco, Singapore, and Barcelona.

         Group W Network Services, with operations in Stamford, CT, Minneapolis, MN and Singapore, is a leading technical service provider in the broadcast industry, providing a wide array of program channel origination, studio production, post production, graphics and satellite transmission services to both domestic and international broadcasters. A recent addition to its product line is a package of Internet-based services that can be provided terrestrially through the Internet and/or


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         via satellite and includes streaming video, store and forward, and video-to-desktop multicasting. The Registrant currently intends to continue to use the plant, equipment and other physical property included in the Acquired Assets in connection with the business of Group W Network Services, and/or similar or related businesses and/or uses.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

c.    Exhibits

         The following exhibits are filed with this current report on Form 8-K:

         EXHIBIT NO.       EXHIBIT

             1 Purchase Agreement dated as of October 23, 2000, by and among Viacom, Inc., Westinghouse Electric G.m.b.H., Westinghouse CBS Holding Company, Inc., CBS Broadcasting Inc., Liberty Livewire Corporation and GWNS Acquisition Sub, Inc.

             2 Amendment to Purchase Agreement dated as of October 23, 2000 (Exhibit 1)



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized


                                   LIBERTY LIVEWIRE CORPORATION
                                         (Registrant)


                                              /s/    Jeffrey J. Marcketta
                                 ----------------------------------------------
                                                     Jeffrey J. Marcketta
                                                     Chief Financial Officer

       FEBRUARY 12, 2001
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              Date


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